                                                                EXHIBIT 24
                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of February, 1998.
               ----        --------



                                                  /s/ Hartington
                                           -----------------------------------
                                           THE MARQUESS OF HARTINGTON

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 5th day of February, 1998.
              ----        --------




                                                    /s/ Gowrie
                                           -----------------------------------
                                           THE RT. HON. THE EARL OF GOWRIE

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of February, 1998.
               ----        --------




                                           /s/ Max M. Fisher
                                           -----------------------------------
                                           MAX M. FISHER

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 10th day of February, 1998.
              -----       --------



                                           /s/ Walter J.P. Curley
                                           -----------------------------------
                                           WALTER J.P. CURLEY

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of February, 1998.
              -----       --------



                                           /s/ Kevin A. Bousquette
                                           -----------------------------------
                                           KEVIN A. BOUSQUETTE

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 11th day of February, 1998.
              -----       --------



                                           /s/ Blakenham
                                           -----------------------------------
                                           VISCOUNT BLAKENHAM

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 10th day of February, 1998.
              -----       --------



                                           /s/ Conrad Black
                                           -----------------------------------
                                           CONRAD BLACK

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 11th day of February, 1998.
              -----       --------



                                           /s/ A. Alfred Taubman
                                           -----------------------------------
                                           A. ALFRED TAUBMAN

                             POWER OF ATTORNEY


          The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Diana
D. Brooks and William S. Sheridan with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 3rd day of March, 1998.
              ----       --------



                                           /s/ Henry R. Kravis
                                           -----------------------------------
                                           HENRY R. KRAVIS